[LOGO]

                           POWER PLUS CORPORATION
                             Toronto Head Office
                       7850 Woodbine Avenue, Suite 201
                              Markham, Ontario
                                   L3R 0B9

                    NOTICE OF AN ANNUAL GENERAL MEETING OF
                             COMMON SHAREHOLDERS

NOTICE IS HEREBY GIVEN THAT the annual general meeting of holders of common shares of POWER PLUS CORPORATION (the "Corporation") will be held in the Manning Room, The Westin Hotel at 320 - 4th Avenue S.W., Calgary, Alberta, T2P 2S6, at 11:00 a.m. (Calgary time), on Friday, September 12, 1997 for the following purposes.

1. To receive the annual report of the board of directors and the consolidated audited financial statements of the Corporation for the fiscal year ended January 31, 1997.

2.   To fix the board of directors of the Corporation at seven (7) members.

3. To elect directors for terms of office expiring at the first, second and third succeeding annual meeting of shareholders.

4. To appoint BDO Dunwoody, Chartered Accountants, as the auditor of the Corporation for the ensuing year and to authorize the board of directors to fix their remuneration.

5. To approve certain directors, officers, consultants, advisors and employee stock options.

6. To transact such other business as may be properly brought before the meeting.


     DATED at the City of Toronto, in the Province of Ontario, this 25th day of July, 1997.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        "SIGNED"
                                        -------------------------------------
                                        J. DOUGLAS ELLIOTT
                                        PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                   IMPORTANT

It is desirable that as many shares as possible be represented at the meeting. If you do not expect to attend and would like your shares represented, please complete the enclosed documents instrument of proxy and return it as soon as possible in the envelope provided for that purpose. All proxies, to be valid, must be deposited at the office of the Registrar and Transfer Agent of the Corporation, Montreal Trust Company of Canada, 6th Floor, 530 - 8th Avenue S.W., Calgary, Alberta, T2P 3S8, no later than forty-eight (48) hours prior to the meeting or any adjournment thereof

[LOGO]

                           POWER PLUS CORPORATION
                          Toronto Corporate Office
                       7850 Woodbine Avenue, Suite 201
                              Markham, Ontario
                                   L3R 0B9

                       MANAGEMENT INFORMATION CIRCULAR

                           PURPOSE OF SOLICITATION

This management information circular is furnished in connection with the solicitation of proxies by the management of Power Plus Corporation (the "Corporation"), for the use at the annual general meeting of common shareholders of the Corporation to be held on Friday, September 12, 1997, in the Manning Room, The Westin Hotel at 320 - 4th Avenue S.W., Calgary, Alberta, T2P 2S6 at the hour of 11:00 o'clock in the forenoon, mountain daylight savings time, or at any adjournment thereof for the purposes set out in the accompanying notice of meeting (the "meeting"). Although it is expected that the solicitation of proxies will be primarily by mail, proxies may also be solicited personally or by telephone, telegraph or personal interview by regular employees of the Corporation, at a nominal cost. In accordance with National Policy No. 41, arrangements have been made with brokerage houses and other intermediaries, clearing agencies, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the common shares held of record by such persons and the Corporation may reimburse such persons for reasonable fees and disbursements incurred by them in so doing. The cost of any such solicitation will be borne by the Corporation.

This information circular and the accompanying instrument of proxy will be mailed to all registered shareholders of the Corporation on or about July 31, 1997.

                              VOTING OF PROXIES

All common shares represented at the meeting by properly executed proxies will be voted (including the voting on any ballot), and where a choice with respect to any matter to be acted upon has been specified in the instrument of proxy, the common shares represented by the proxy will be voted in accordance with such specification. IN THE ABSENCE OF ANY SUCH SPECIFICATION, THE MANAGEMENT DESIGNEES, IF NAMED AS PROXY, WILL VOTE IN FAVOUR OF THE MATTERS SET OUT THEREIN.

THE ENCLOSED INSTRUMENT OF PROXY CONFERS DISCRETIONARY AUTHORITY UPON THE MANAGEMENT DESIGNEES, OR OTHER PERSONS NAMED AS PROXY, WITH RESPECT TO AMENDMENTS TO OR VARIATIONS OF MATTERS IDENTIFIED IN THE NOTICE OF MEETING AND ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING. AS OF THE DATE HEREOF, THE CORPORATION IS NOT AWARE OF ANY AMENDMENTS TO, VARIATIONS OF OR OTHER MATTERS WHICH MAY COME BEFORE THE MEETING. IN THE EVENT THAT OTHER MATTERS COME BEFORE THE MEETING, THEN THE MANAGEMENT DESIGNEES INTEND TO VOTE IN ACCORDANCE WITH THE JUDGMENT OF THE MANAGEMENT OF THE CORPORATION.

[LOGO]

                                      2
                             APPOINTMENT OF PROXY

A SHAREHOLDER HAS THE RIGHT TO DESIGNATE A PERSON, (WHO NEED NOT BE A SHAREHOLDER OF THE CORPORATION), OTHER THAN J. DOUGLAS ELLIOTT AND MICHAEL J. PERKINS, OFFICERS AND/OR DIRECTORS OF THE CORPORATION AND THE MANAGEMENT DESIGNEES, TO ATTEND AND ACT FOR HIM OR HER AT THE MEETING. In accordance with the by-laws of the Corporation, such right may be exercised by inserting in the blank space provided, the name of the person or persons to be designated and deleting therefrom, the names of the management designees or by completing another proper instrument of proxy and delivering same to the office of the Registrar and Transfer Agent of the Corporation, Montreal Trust Company of Canada, 600, 530 - 8th Avenue S.W., Calgary, Alberta, T2P 3S8, no later than forty-eight (48) hours prior to the meeting or any adjournment thereof. The Corporation reserves the right to refuse acceptance of any instrument of proxy received thereafter.

                            REVOCATION OF PROXIES

A shareholder who has given a proxy may revoke it as to any matter upon which a vote has not already been cast pursuant to the authority conferred by the proxy. A proxy may be revoked by either executing a proxy bearing a later date or by executing a valid notice of revocation, either of the foregoing to be executed by the shareholder or by his authorized attorney in writing, or, if the shareholder is a corporation, under its corporate seal by an officer or attorney thereof duly authorized, and by depositing the proxy bearing a later date with the Registrar and Transfer Agent of the Corporation, Montreal Trust Company of Canada, at any time up to and including the last business day preceding the date of the meeting or any adjournment thereof at which the proxy is to be used or by depositing the revocation of proxy with the chairman of such meeting on the day of the meeting, or any adjournment thereof, or in any other matter permitted by law. In addition, a proxy may be revoked by the shareholder personally attending at the meeting and voting his shares.

                      ADVICE TO BENEFICIAL SHAREHOLDERS

Shareholders who do not hold their shares in their own name (referred to herein as "Beneficial Shareholders") are advised that only instruments of proxy from shareholders of record can be recognized and voted at the meeting. Beneficial Shareholders who complete and return a proxy must indicate thereon the person (usually a brokerage firm) who holds their shares as a registered shareholder. Every intermediary (usually a brokerage firm) has its own mailing procedure, and provides its own return instructions, which should be carefully followed. The instrument of proxy supplied to Beneficial Shareholders is identical to that provided to registered shareholders. However, its purpose is limited to instructing the registered shareholder how to vote on behalf of the Beneficial Shareholder.

All references to shareholders in this management information circular, the accompanying instrument of proxy and notice of meeting are to shareholders or record unless specifically stated otherwise.

                  VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

The Corporation is authorized to issue an unlimited number of common shares, without nominal or par value of which, as at July 25, 1997, 7,620,730 common shares are issued and outstanding and entitled to vote at the meeting on the basis of one vote for each common share held. The Corporation also is authorized to issue an unlimited number of preferred shares, without nominal or par value, of which none are presently issued and outstanding.

Holders of common shares of record at the close of business on July 25, 1997 (the "record date"), are entitled to vote such common shares at the meeting on the basis of one vote for each common share held except to the extent that, (i) such person transfers his or her shares after the close of business on the record date, and (ii) such transferee, at least ten (10) days prior to the meeting, produces properly endorsed share certificates to the Secretary or Transfer Agent of the Corporation or otherwise establishes his or her ownership of the shares, in which case the transferee may vote those

                                      3
shares.

Paragraph 10.11 of By-law No. 2 of the Corporation provides that two (2) shareholders, personally present and owning or representing by proxy not less than ten percent (10%) of the issued common shares of the Corporation, constitutes a quorum for the meeting in respect of holders of common shares.

As of the date of this management information circular, no person or corporation, to the knowledge of the directors and the executive officers of the Corporation, beneficially owns, directly or indirectly, or exercises control or direction over more than ten (10%) percent of the voting rights attached to the outstanding common shares of the Corporation that are entitled to vote at the meeting.

               COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

A.   COMPENSATION OF EXECUTIVE OFFICERS

During the last fiscal period ended January 31, 1997, the Corporation or its wholly owned subsidiaries employed ten (10) executive officers. The aggregate cash compensation (including salaries, fees, director's fees, commissions, bonuses paid for services rendered during the most recently completed fiscal year, bonuses paid during the most recently completed fiscal year for services rendered in a previous year, and any compensation other than bonuses earned during the most recently completed fiscal year the payment of which was deferred) paid to such executive officers by the Corporation and its subsidiaries for services rendered during the fiscal period ended January 31, 1997 was approximately $766,438.

B.   COMPENSATION OF DIRECTORS

No cash compensation (including salaries, director's fees, commissions, bonuses paid for services rendered during the most recently completed fiscal year, bonuses paid during the most recently completed fiscal year for services rendered in a previous year, and any compensation other than bonuses earned during the most recently completed fiscal year the payment of which was deferred), was paid to the directors by the Corporation for services rendered during the fiscal period ended January 31, 1997.

The directors of the Corporation are entitled to receive reimbursement for travelling and other expenses properly incurred while attending meetings of the board of directors or any committee thereof or in the performance of their duties as directors of the Corporation.

Executive officers of the Corporation who also act as directors of the Corporation, did not receive any additional compensation for services rendered in such capacity, other than as paid by the Corporation to such executive officers in their capacity as executive officers. See
"Compensation of Executive Officers".

C.   PLANS AND SHARE OPTIONS

Pursuant to a resolution of the board of directors of the Corporation dated June 20, 1996, the Corporation established a stock option plan for the board of directors, management and employees of the Corporation (the "Plan"). The shareholders approved and ratified the adoption of the Plan at the last annual general and special meeting of shareholders. The purpose of the Plan is to afford persons who provide services to the Corporation, whether as directors, management, employees or otherwise, an opportunity to obtain a proprietary interest in the Corporation by permitting them to purchase common shares of the Corporation and to aid in attracting, as well as retaining and encouraging the continuing involvement of such persons with the Corporation. Subject to the terms of the Plan, the board of directors have full authority to administer the Plan upon such terms as the board of directors, in their sole discretion, shall determine, provided no option shall be granted under the Plan after July 10, 2001. Up to ten percent (10%) of the issued and outstanding common shares of the Corporation, from time-to-time on a non-diluted basis, have been reserved and set aside for issuance upon exercise of options which may be granted pursuant to the Plan. A copy of the Plan may be obtained at no charge by each shareholder of the Corporation upon written request being made to the chief financial officer of the Corporation, at the executive offices of the Corporation.

No stock options were granted to executive officers or directors during the last fiscal year ended January 31, 1997 or during the interim fiscal period ended April 30, 1997.

There are no stock options issued and outstanding as at the date hereof. However, the board of directors of the Corporation has resolved, subject to regulatory approval, to reserve for issuance up to and until September 30, 1997, stock options to purchase up to and including 950,000 common shares of the Corporation for granting to the Corporation's directors, officers, employees, advisors and consultants, at an exercise price of $1.25.

D.   OTHER COMPENSATION

The Corporation does not have any pension or retirement plans. There is no plan or arrangement in respect of compensation received or that may be received by executive officers or directors in the most recently completed fiscal year with a view to compensating those officers in the event of their termination of employment or a change of responsibilities following a change of control.

Other than as herein set forth, the Corporation did not pay any additional compensation to the executive officers or directors (including personal benefits and securities or properties paid or distributed which compensation was not offered on the same terms to all full time employees), during the last completed fiscal year.

               INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

Other than as herein set forth, no director, executive officer nor any of their respective associates or affiliates is or has been at any time since the beginning of the last completed fiscal year indebted to the Corporation or any of its subsidiaries.

                 INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS

There are no material interests, direct or indirect, of the current directors, executive officers, and shareholders who beneficially own, directly or indirectly, more than ten percent (10%) of the outstanding common shares or any known associate or affiliates of such persons, in any transaction which has materially affected the Corporation other than as hereinafter set forth.

                   PARTICULARS OF MATTERS TO BE ACTED UPON

To the knowledge of the board of directors of the Corporation, the only matters to be brought before the meeting are those matters set forth in the accompanying notice of meeting.

A.   MANAGEMENT REPORT

The board of directors of the Corporation have approved all of the information in the Annual Report that accompanies this present management information circular, including the consolidated audited financial statements of the Corporation for the fiscal year ended January 31, 1997 delivered therewith.

B.   FIXING NUMBER OF DIRECTORS

At the last annual general and special meeting of shareholders held on July 24, 1996, the shareholders resolved to fix the board of directors at five (5) members. For this forthcoming year, it is proposed that the board of directors shall consist of seven (7) members. Management therefore intends to place before the meeting, for approval, with or without modification, a resolution fixing the board of directors at seven (7) members for the next ensuing year.

C.   ELECTION OF DIRECTORS

At a meeting held on July 24, 1996, the shareholders of the Corporation adopted a special resolution to amend the Articles and By-laws of the Corporation to provide for the election and retirement of the directors of the Corporation in rotation and provisions governing the removal of directors at a special meeting of the shareholders of the Corporation. The amendments divided the board of directors into three classes, as nearly equal in number as the then total number of directors permitted. At the same meeting, G. Thomas Alison was elected as a director of the Corporation, to hold a term of office, expiring on the next succeeding annual meeting of shareholders; Eric D.Sigurdson and Harley Mintz were elected as directors, each for a term of office expiring at the second succeeding annual meeting of shareholders; and
J. Douglas Elliott and R. Bruce Freeman were elected as directors, each for a term of office expiring at the third succeeding annual meeting of shareholders. Nothwithstanding the election of Messrs. Alison, Bronson and Mintz, they were not able to stand as directors as other terms of their directorships, including the Corporation obtaining satisfactory officers' and directors' liability insurance, could not be met. The required insurance, however, has since been procured.

It is the intention of the management designees, if named as proxy, to vote for the election of John S. Bronson, Harley Mintz, David A. Williams and Michel Dubuc to the board of directors. Management does not contemplate that such nominees will be unable to serve as directors; however, if for any reason any of the proposed nominees does not stand for election or is unable to serve as such, proxies in favour of management designees will be voted for another nominee in their discretion unless the shareholder has specified in his proxy that his or her shares are to be withheld from voting in the election of directors.

If elected, John S. Bronson and Harley Mintz will serve as directors, each for a term of office expiring at the third succeeding annual meeting of shareholders following the meeting, David A. Williams will serve as a director for a term of office expiring at the second succeeding annual meeting of shareholders following the meeting, and Michel Dubuc will serve as a director for a term of office expiring on the first succeeding annual meeting of shareholders following the meeting.

The following table sets forth the name of the persons proposed to be nominated for election as directors, all positions and offices in the Corporation presently held by them, their municipality of residence, principal occupation at the present and during the preceding five years, the period during which he or she has served as a director, and the number of voting common shares of the Corporation that he or she has advised are beneficially owned by him or her, directly or indirectly, or over which

                                      6
control or direction is exercised, as of the date hereof.


                                                                                        NUMBER OF
                                                                                        VOTING SHARES
                                                                                        OWNED
NAME AND                                                                                BENEFICIALLY AS       % OF ISSUED
MUNICIPALITY       PRESENT       PRESENT OCCUPATION AND POSITIONS HELD DURING THE       AT THE DATE           VOTING SHARES
OF RESIDENCE       OFFICE        LAST FIVE YEARS                                        HEREOF                OWNED (1)
------------------------------------------------------------------------------------------------------------------------------------
John S.             N/A          Executive Vice President of Human Resources            75,000                less than 1%
Bronson                          of Pepsi-Cola Worldwide Beverage Co.; Mr.
Greenwich, CT                    Bronson, who has held numerous senior
                                 management positions within the PepsiCo
                                 organization, brings a depth of multiple
                                 unit retail organizational experience and
                                 marketing background with his commitment to
                                 the Corporation.
------------------------------------------------------------------------------------------------------------------------------------
Harley Mintz,        N/A         Managing Partner of Mintz & Partners,                  70,000                less than 1%
FCA                              Chartered Accountants, since 1982; Mintz &
Toronto,                         Partners is the 15th largest accounting
Ontario                          firm in  Canada. As a member of NEXIA
                                 International, Mintz & Partners is also
                                 part of the 15th largest accounting
                                 organization in the world, with affiliates
                                 in seven Canadian cities in more than 80
                                 countries.
------------------------------------------------------------------------------------------------------------------------------------
David A.            N/A          Principal of Roxborough Holdings Limited               710,000               9.3%
Williams                         and an active private investor who, amongst
Toronto,                         his diverse interests, seeks out special
Ontario                          situation small cap opportunities,
                                 committing time, capital and experience to
                                 companies he invests in to assist them
                                 strategically during their high growth
                                 phase of development; Mr. Williams was
                                 formerly the President and Chairman of
                                 Beutel, Goodman, an accomplished Canadian
                                 investment counselling firm, during a
                                 period of extraordinary growth when that
                                 firm expanded to over $11.6 billion under
                                 management.
------------------------------------------------------------------------------------------------------------------------------------
Michel Dubuc        N/A          Architect Associate AIA and principal of               nil                   n/a
Montreal,                        Michel Dubuc Concepts; Michel Dubuc Concept
Quebec                           brings together a full time staff of 45
                                 Architects, Interior Designers and Graphic
                                 Artists to offer innovative and market
                                 sensitive design solutions for individual
                                 and chain retailers; Mr. Dubuc, who has won
                                 numerous design awards, has conceptualized
                                 and implemented over 1,200 projects in
                                 North America; Mr. Dubuc was commissioned
                                 to assist in the development of the new
                                 generation of POWERFUL STUFF stores.


NOTES:

(1) Percentage of issued voting common shares was calculated by dividing the number of common shares held (excluding any common shares that may be obtained upon the exercise of any warrants or options) by the number of common shares issued and outstanding as at the date hereof.

Voting shares beneficially owned as at the date hereof by all executive officers, directors and proposed nominees as a group is 795,000 common shares, or 10.4% of the issued voting shares.

The term of office for each class of the board of directors and the members of each class, including the proposed nominees, are as follows.

                                      7

  CLASS        NAME OF DIRECTOR                    EXPIRY OF TERM
---------------------------------------------------------------------------------------------------
  First        Eric D. Sigurdson (incumbent)       Term of office expiring at the first succeeding
               Michel Dubuc                        annual meeting of shareholders

  Second       J. Douglas Elliott (incumbent)      Term of office expiring at the second succeeding
               R. Bruce Freeman (incumbent)        annual meeting of shareholders
               David A. Williams

  Third        Harley Mintz                        Term of office expiring at the third succeeding
               John S. Bronson                     annual meeting of shareholders


During the last fiscal year, the board of directors held sixteen (16) meetings, at which all members attended. However, the minutes of such meetings together with all other consent resolutions of the board of directors were distributed to all directors for signature and approval.

The Corporation is required to have an Audit Committee, which currently consists of R. Bruce Freeman (Chairman), Eric D. Sigurdson and J. Douglas Elliott. The general function of the Audit Committee is to review the overall audit plan and system of internal controls of the Corporation, and the results of the external audit and to resolve any problems with the Corporation's auditor. During the fiscal year ended January 31, 1997, the Audit Committee held six (6) meetings at which all members attended. Upon Messrs. Mintz and Bronson being elected and standing to the board of directors, they will be appointed members of the Audit Committee.

The Corporation's board of directors has also established a Management Committee, which currently consists of J. Douglas Elliott and R. Bruce Freeman. The Management Committee during the intervals between meetings of the board of directors, is entitled to exercise all powers of the board of directors in respect of the management and direction of the business and affairs of the Corporation (save and except only those specified in Section 111 of the BUSINESS CORPORATIONS ACT (Alberta)), in all cases in which specific direction shall not have been given by the board of directors.

The Corporation has no other standing committees of the board of directors.

The Corporation has formed an Advisory Compensation Committee which is composed of John S. Bronson (Chairman), Harley Mintz and Eric D. Sigurdson. The general function of this Advisory Compensation Committee is to review the overall compensation policy of the Corporation and to ensure an independent review of compensation for officers and directors of the Corporation. Upon Messrs. Bronson and Mintz standing as directors, the Advisory Compensation Committee will then be duly constituted as a standing committee of the board of directors.

The Corporation has also formed an Advisory Council composed of a number of diversified and accomplished business executives, experienced and acclaimed in their respective fields of endeavour. Mr. John S. Bronson is currently Chairman of the Advisory Council and Managing Advisor, International Relations. The general function of the Advisory Council is to act as an action-oriented, think-tank resource group to assist and support the Corporation's board of directors and its management team to execute and expand upon the strategic corporate business plan. In some circumstances the Advisory Council will serve as a forum for certain members to be considered for future directorships, as in the case of Messrs. Bronson, Mintz, Williams and Dubuc, all of whom are now standing for election to the board of directors of the Corporation. Areas of targeted expertise include marketing, merchandising, real estate, franchising, human resources, public relations, finance, and international affairs. The directors will augment the membership of the Advisory Council from time-to-time, but currently its members include John S. Bronson, Frederick Ley (human resources), Harley Mintz (corporate structuring and taxation), Stephen Mamarchev (market research), David A. Williams (strategic planning) and Michel Dubuc (store design). Upon Messrs. Bronson, Mintz, Williams and Dubuc being elected and standing as directors, they will no longer serve as members of the

                                      8
Advisory Council.

E.   APPOINTMENT OF AUDITOR

Unless such authority is withheld, the management designees, if named as proxy, intend to vote the shares represented by any such proxy for the appointment of BDO Dunwoody, Chartered Accountants, Toronto, Ontario, as auditor of the Corporation for the next ensuing year. BDO Dunwoody, Chartered Accountants, were first appointed as the Corporation's auditor on April 6, 1996.

F.   APPROVAL OF DIRECTORS, OFFICERS, CONSULTANTS AND EMPLOYEES STOCK OPTIONS

Approval of the holders of common shares is sought for the granting of directors, officers, consultants and employee stock options.

Current regulations provide that no more than ten percent (10%) of the issued share capital of the Corporation can be subject to directors, officers, consultants and employee stock options at any one time.

The complete text of the resolution which management intends to place before the meeting for approval, confirmation and adoption, with or without modification, is as follows:

     "BE IT HEREBY RESOLVED as an ordinary resolution of the Corporation that:

     1. subject to regulatory approval, the granting of options to purchase up to and including 950,000 common shares of the Corporation at an exercise price of $1.25 per common share, which options may be issued up to and until September 30, 1997, to such officers, directors, advisors, consultants and employees of the Corporation as the board of directors in their sole discretion deem advisable, be and is hereby approved, confirmed and adopted; and

     2. any one (1) of the directors or officers of the Corporation be and is hereby authorized and instructed to make, obtain or execute all such applications, authorizations, certificates, documents, instruments and all forms prescribed by any regulatory bodies having jurisdiction as may be necessary or desirable for the implementation of this resolution."
                                    GENERAL

All matters to be brought before the meeting require, for the passing of same, a simple majority of the votes cast at the meeting by the holders of common shares. If a majority of the common shares represented at the meeting should be voted against the appointment of BDO Dunwoody, Chartered Accountants, as auditor of the Corporation, the board of directors will appoint another firm of chartered accountants based upon the recommendation of the Audit Committee, which appointment for any period subsequent to the 1997 annual meeting of shareholders shall be subject to approval by the shareholders at the meeting.

The contents and the sending of this management information circular have been approved by the board of directors of the Corporation.

                                 CERTIFICATE

The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

DATED at the City of Toronto, in the Province of Ontario, this 25th day of July, 1997.

                                       BY ORDER OF THE BOARD OF DIRECTORS


                                       "Signed"
                                       ----------------------------------------
                                       J. DOUGLAS ELLIOTT
                                       Chairman, Chief Executive Officer
                                       and President

         [LOGO]


                            POWER PLUS CORPORATION
                             INSTRUMENT OF PROXY

THIS PROXY IS SOLICITED BY MANAGEMENT AND WILL BE USED AT THE ANNUAL GENERAL MEETING OF COMMON SHAREHOLDERS OF POWER PLUS CORPORATION. THE COSTS OF SOLICITATION WILL BE BORNE BY POWER PLUS CORPORATION

The undersigned, being a common shareholder of Power Plus Corporation (the "Corporation"), hereby appoints J. Douglas Elliott, Chief Executive Officer and President and Chairman of the board of directors of the Corporation, or failing him Michael J. Perkins, Secretary and director of the Corporation, or in the place and stead of the foregoing, ____________________________________ the true and lawful attorney and proxy of the undersigned with power of substitution to attend, to act and vote in respect of the common shares held by the undersigned at the annual general meeting of the common shareholders of the Corporation to be held on September 12, 1997, and any adjournment thereof. The undersigned hereby instructs said proxy to vote the common shares represented by this instrument of proxy in the following manner.

1.   FOR [    ]  AGAINST [    ]  ABSTAIN [    ]

To receive the annual report of the board of directors and the consolidated audited financial statements of the Corporation for the fiscal year ended January 31, 1997.

2.   FOR [    ]  AGAINST [    ]  ABSTAIN [    ]

To fix the board of directors at seven (7) members.

3.   FOR [    ]  OR WITHHOLD FROM VOTING [    ]

The election as directors for the nominees named in the management information circular accompanying this instrument of proxy for terms of office set out in the management information circular.

4.   FOR [    ]  OR WITHHOLD FROM VOTING [    ]

The appointment of BDO Dunwoody, Chartered Accountants, Toronto, Ontario as the auditor of the Corporation for the next ensuing financial year at a remuneration to be fixed by the directors.

5.   FOR [    ]  OR WITHHOLD FROM VOTING [    ]

To approve and adopt, with or without modification, the ordinary resolution as more particularly set for in the management information circular accompanying this instrument of proxy relating to the granting of certain stock options.


DATED this      day of                , 1997.
          ------      ----------------

                                                -------------------------------
                                                (Signature of Shareholder)


                                                -------------------------------
                                                (Name of Shareholder)


                                                -------------------------------
                                                (Number of Shares Voted)



[LOGO] ------------------------------------------------------------------------

                             IMPORTANT INSTRUCTIONS

Where a choice in respect to any matter to be acted upon is specified in this instrument of proxy, the common shares represented by this instrument of proxy will be voted in accordance with such specifications. IF NO DESIGNATION IN FAVOUR OF OR AGAINST ANY MATTER SET OUT ABOVE IS MADE, THE MANAGEMENT DESIGNEES, IF NAMED AS PROXY, WILL VOTE IN FAVOUR OF ALL MATTERS SET OUT HEREIN. THIS INSTRUMENT OF PROXY ALSO CONFERS DISCRETIONARY AUTHORITY UPON THE MANAGEMENT DESIGNEES OR OTHER PERSONS NAMED AS PROXY WITH RESPECT TO ANY AMENDMENT OR VARIATION OF ANY OF THE PROPOSALS SET OUT ABOVE OR OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING. MANAGEMENT IS NOT AWARE AT THE DATE HEREOF OF ANY SUCH AMENDMENTS, VARIATIONS OR OTHER MATTERS TO BE PRESENTED AT THE MEETING.

To be valid, this instrument of proxy must be received by Corporate Shareholder Services Inc., Suite 1485, 550 - 6th Avenue S.W., Calgary, Alberta T2P 0S2, no later than forty-eight (48) hours prior to the meeting or any adjournment thereof.

A COMMON SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A SHAREHOLDER), TO ATTEND AND ACT FOR HIM ON HIS BEHALF AT THE MEETING OTHER THAN THE PERSONS DESIGNATED ABOVE. TO EXERCISE THIS RIGHT, THE SHAREHOLDER MAY INSERT THE NAME OF THE DESIRED PERSON IN THE BLANK SPACE PROVIDED IN THIS INSTRUMENT OF PROXY AND STRIKE OUT THE OTHER NAMES OR MAY SUBMIT ANOTHER APPROPRIATE INSTRUMENT OF PROXY.

This instrument of proxy when mailed by the Corporation is undated. In the event that same is not dated when returned by the shareholder, then same shall be deemed to be dated as of the date that same was mailed by the Corporation.


[LOGO]  -----------------------------------------------------------------------

                               [LETTERHEAD]



                            POWER PLUS CORPORATION
                            SUPPLEMENTAL MAIL LIST
                                 RETURN CARD

NOTE: If you wish to be included in the Supplementary Mailing List of Power Plus Corporation in order to receive its interim financial statements, please complete and return this card.


TO:            POWER PLUS CORPORATION
               TORONTO CORPORATE OFFICE
               ATTENTION:  INVESTOR RELATIONS
               7850 WOODBINE AVENUE, SUITE 201
               MARKHAM, ONTARIO
               L3R 0B9

The undersigned certifies that the undersigned is the owner of securities of Power Plus Corporation and requests that the undersigned be placed on the Supplementary Mailing List of Power Plus Corporation for its interim financial statements.

DATED: ________________________         ______________________________________
                                           NAME


                                        ______________________________________
                                           ADDRESS

                                        ______________________________________


                                        ______________________________________



                                        ______________________________________
                                           SIGNATURE


                                        ______________________________________
                                           NAME AND TITLE OF PERSON SIGNING
                                           IF DIFFERENT FROM NAME ABOVE.